UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

AUGUST 31, 2007

Annual Report
to Shareholders

DWS International Value
Opportunities Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Tax Information

Click here Directors and Officers

Click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2007

Classes A, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 are 1.69%, 2.44% and 1.31% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/07
DWS International Value Opportunities Fund	1-Year	Life of Fund*
Class A	20.67%	20.20%
Class C	19.90%	19.33%
Institutional Class	21.23%	20.68%
MSCI EAFE Index+	18.71%	19.56%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 8/31/07	$ 12.27	$ 12.25	$ 12.27
8/31/06	$ 10.25	$ 10.23	$ 10.25
Distribution Information: Twelve Months as of 8/31/07: Income Dividends	$ .10	$ .01	$ .13
Class A Lipper Rankings — International Large-Cap Value Funds Category as of 8/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	8	of	47	17

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Value Opportunities Fund — Class A [] MSCI EAFE Index+

Quarterly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/07
DWS International Value Opportunities Fund		1-Year	Life of Class*
Class A	Growth of $10,000	$11,373	$11,657
	Average annual total return	13.73%	14.19%
Class C	Growth of $10,000	$11,990	$12,265
	Average annual total return	19.90%	19.33%
MSCI EAFE Index+	Growth of $10,000	$11,871	$12,318
	Average annual total return	18.71%	19.56%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
Growth of an Assumed $1,000,000 Investment
[] DWS International Value Opportunities Fund — Institutional Class [] MSCI EAFE Index+

Quarterly periods ended August 31
Comparative Results as of 8/31/07
DWS International Value Opportunities Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,212,300	$1,242,600
	Average annual total return	21.23%	20.68%
MSCI EAFE Index+	Growth of $1,000,000	$1,187,100	$1,231,800
	Average annual total return	18.71%	19.56%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 is 1.61% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 8/31/07
DWS International Value Opportunities Fund	1-Year	Life of Fund*
Class S	21.07%	20.55%
MSCI EAFE Index+	18.71%	19.56%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/07	$ 12.27
8/31/06	$ 10.25
Distribution Information: Twelve Months as of 8/31/07: Income Dividends	$ .13
Class S Lipper Rankings — International Large-Cap Value Funds Category as of 8/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	6	of	47	13

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS International Value Opportunities Fund — Class S [] MSCI EAFE Index+

Quarterly periods ended August 31
Comparative Results as of 8/31/07
DWS International Value Opportunities Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$12,107	$12,410
	Average annual total return	21.07%	20.55%
MSCI EAFE Index+	Growth of $10,000	$11,871	$12,318
	Average annual total return	18.71%	19.56%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2007 to August 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2007
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/07	$ 1,067.90	$ 1,063.40	$ 1,069.70	$ 1,070.60
Expenses Paid per $1,000*	$ 10.84	$ 15.13	$ 9.81	$ 9.50
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/07	$ 1,014.72	$ 1,010.54	$ 1,015.73	$ 1,016.03
Expenses Paid per $1,000*	$ 10.56	$ 14.75	$ 9.55	$ 9.25
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS International Value Opportunities Fund+	2.08%	2.91%	1.88%	1.82%
+ The ratio of expenses excluding interest expense was 1.73%, 2.56%, 1.53% and 1.47% for Classes A, C, S and Institutional Class, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS International Value Opportunities Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS International Value Opportunities Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Klaus Kaldemorgen

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1982 and the fund in 2006.

Head of Equities: Germany; senior portfolio manager of international equities; Managing Director of DWS Investment GmbH: Frankfurt.

Master's degree in economics, Johannes-Gutenberg University, Mainz.

Carmen Weber, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2006.

Senior portfolio manager for Global Equities: Frankfurt.

Prior to that, Head of Growth and Equity Funds at Metzler.

Over 13 years of investment industry experience.

BA, University of Siegen, Germany.

In the following interview, Portfolio Manager Carmen Weber discusses the recent market environment and DWS International Value Opportunities Fund's strategy during the 12-month period ended August 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the international stock markets perform during the past 12 months?

A: Despite a notable increase in market volatility during the second half of the annual period, international equities performed very well during the past year. The MSCI EAFE Index — the fund's benchmark — delivered a return of 18.71%, handily outpacing the 15.13% return of US equities, as measured by the S&P 500® Index.1 The overseas markets were boosted by a combination of strong global growth, robust corporate earnings, and — until recently — an abundance of "liquidity," or in other words, the cash available to be put to work in the financial markets. For US investors, the weakness in the dollar versus other major global currencies provided an added boost to returns.2

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 When the fund buys shares traded on foreign exchanges, it must first convert its US dollars into foreign currencies. As a result, a decline in the dollar — and corresponding rise in the value of foreign currencies — increases the value of its investments.

Although the general backdrop was positive for the full period, the global equity markets fell significantly through the second half of July into early August. Weakness in the US housing market, along with rapidly rising defaults among the holders of subprime mortgages, led to a credit market crisis and a concurrent increase in risk aversion among investors worldwide. The result was a sell-off in all asset classes, even those not directly related to the difficulties in the United States. But as has been the case throughout the bull market of the past five years, stock prices recovered quickly. The ensuing rally helped the international markets close the period well above their mid-August lows.

In terms of regional returns, Europe delivered the strongest performance behind better-than-expected economic growth. Japan lagged its global peers by a wide margin, however, reflecting investor concerns that the country's economy is not recovering at a fast enough pace.

Q: How did the fund perform in this environment?

A: The total return of the fund's Class A shares for the 12 months ended August 31, 2007 was 20.67%, ahead of the MSCI EAFE Index of 18.71%. The fund's Class A shares outperformed the 18.88% return of its peer group, the Lipper International Large-Cap Value Funds category.3 In this category, the fund ranked 8 out of 47, based on total returns, for the one-year period ending August 31, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance and rankings information.)

3 The International Large-Cap Value Funds category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World ex-U.S. BMI. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What elements of the fund's positioning made the largest contribution to performance?

A: Performance was helped by our decision, made earlier in 2007, to take a more defensive posture in the fund. By "defensive," we refer to the practice of favoring companies that we believe can perform well even in times of economic or market turmoil. The basis for this shift was that even as the global credit markets appeared to be deteriorating early in the year, stock prices continued to surge. This disconnect prompted us to lighten the fund's position in financial stocks, one of the worst-performing sectors during the summer correction, from their peak weighting earlier in the period. As a result, we entered the crisis with a light exposure to European banks and no positions whatsoever in investment banks. When the markets sold off, this element of our positioning proved beneficial to relative performance.

In terms of individual holdings, a key element of the fund's outperformance was its positions in port and shipping stocks. We find both of these areas, and shipping in particular, to be home to financially healthy, reasonably-valued companies that are positioned to benefit as the rapid growth in China and other emerging markets leads to both higher shipping volumes and increased shipping rates. Two of the leading contributors to performance were port/shipping stocks we discussed in the February 2007 semiannual report to shareholders: Kloninklijke Boskalis Westminster NV and Eurokai KGaA. Boskalis, a Dutch company that specializes in harbor dredging, continued to exceed earnings expectations, helping it perform well amid the tough market environment of the past six months. Boskalis has benefited as the global shortage in port capacity has fueled an infrastructure build-out. In addition, the larger class of supertankers coming on-line within the next year has created the need for deeper waterways worldwide. Meanwhile, Eurokai — an

How is the fund managed?

"Our investment approach combines both bottom-up stockpicking and a top-down, thematic component. We are strict value investors in that we look for stocks that are attractively valued by traditional measures, such as lower price-to-book ratios, higher dividend yields and stable cash flows. Most important, we look to invest in stocks that are fundamentally mispriced and where there is a catalyst for a positive re-pricing to occur over time. We do not feel compelled to hue too closely to the benchmark, since that is a recipe for average performance. Instead, we look to construct a focused portfolio of what we see as the 50-70 best investment ideas in the international markets, even if this causes the portfolio's sector and regional weightings to deviate from the benchmark index. While some of the portfolio's holdings naturally are among the most recognizable stocks in the overseas markets, we believe having the flexibility to invest in smaller off-benchmark companies is critical to achieving long-term outperformance.

While the primary focus of the fund is on individual stock selection, the top-down component plays an important part in determining where we look for opportunities. We use a wide range of inputs to assess the broader investment environment, including the global economic cycle, growth trends, interest rates, money flows, etc. Additionally, we look at issues such as the political environment, demographics, and technological trends. Valuations of the broader markets — not just individual stocks — and an assessment of overall market sentiment also are important elements of our approach."

Portfolio Manager Carmen Weber

operator of container terminals throughout Europe — has been a key beneficiary of the rise in global shipping volumes. Dampskibsselskabet Torm AS, a Denmark-based tanker and bulk shipping company, was another strong performer in this sector.

Other notable contributors came from two German industrial stocks: Roth & Rau AG and DaimlerChrysler AG. The former makes machines used by companies in the solar industry to produce new cells. With demand for solar cells rising rapidly as people look for alternative energy sources, the company has been well-positioned for fast growth. Daimler, meanwhile, benefited as it became clear that it would be able to shed its underperforming Chrysler unit. Also contributing to fund returns was OMX AB, which operates Sweden's stock exchange and has exposure to the fast-growing Baltic and Eastern European markets. The company was bid for at a premium by the operator of Dubai's stock exchange, helping its shares rise 35% from the fund's initial purchase price.

Q: What holdings detracted from the fund's results?

A: The most significant detractor was the Netherlands-based aviation/aerospace company European Aeronautic Defence & Space Co., also known as EADS. The company suffered from both investor skepticism regarding the commercial aircraft cycle as well as delays in the rollout of its largest model, the A380. We continue to hold EADS in the fund, believing its higher-margin aircraft will remain in strong demand from its emerging-market customers. The second-largest detractor was Givaudan SA, a Switzerland-based producer of flavors and fragrances. We believe that as the demand for pre-cooked foods grows, so will the need for such flavorings. As one of the leading companies in this industry, Givaudan should benefit from this trend. While we are positive on the company's long-term prospects, our purchase — made shortly before the summer market correction — proved ill-timed.

Q: How do you see the overall market environment affecting the fund in the months ahead?

A: Generally speaking, we view market volatility as an excellent opportunity to add to the fund's positions in stocks that we believe are undervalued. Recently, we have been focusing on companies with a lower sensitivity to the broader economic environment. Given that the longer-term global impact of the US housing market weakness remains unclear, we believe it is prudent to emphasize higher-quality companies with strong franchises and the ability to perform well no matter what the direction of the broader economy. Among our favored holdings that fit this description are Vodafone Group PLC, the provider of global wireless services, the food/beverage company Nestlé SA, and BAE Systems PLC, a manufacturer of defense and aerospace systems. Overall, we are maintaining our disciplined approach of using rigorous fundamental analysis to unearth undervalued companies throughout the international markets.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	8/31/07	8/31/06

Common Stocks	99%	100%
Preferred Stocks	1%	—
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	8/31/07	8/31/06

Europe (excluding the United Kingdom)	65%	57%
United Kingdom	25%	19%
Japan	6%	14%
United States and Canada	2%	6%
Pacific Basin	2%	4%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	8/31/07	8/31/06

Financials	22%	18%
Industrials	19%	13%
Materials	19%	13%
Consumer Staples	9%	10%
Energy	9%	5%
Utilities	8%	11%
Telecommunication Services	6%	8%
Consumer Discretionary	4%	13%
Information Technology	4%	6%
Health Care	—	3%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2007 (21.2% of Net Assets)	Country	Percent
1. OMX AB Provider of transaction technology	Sweden	2.7%
2. RWE AG Producer of crude oil	Germany	2.2%
3. Nestlé SA Producer and seller of food products	Switzerland	2.1%
4. Deutsche Telekom AG Provider of telecommunication services	Germany	2.1%
5. Roth & Rau AG Manufactures equipment used to produce photovoltaics	Germany	2.1%
6. BAE Systems PLC Develops and supports advanced aerospace systems	United Kingdom	2.1%
7. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.1%
8. Chemring Group PLC Designs and manufactures a wide range of civil and defense products	United Kingdom	2.0%
9. Japan Tobacco, Inc. Manufactures and sells tobacco products	Japan	1.9%
10. Royal Dutch Shell PLC Explores for, produces and refines petroleum	Netherlands	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2007

	Shares	Value ($)

Common Stocks 94.3%
Australia 1.4%
Zinifex Ltd. (Cost $325,830)	20,500	285,304
Austria 1.0%
Boehler-Uddeholm AG (Cost $192,984)	2,000	198,899
Belgium 3.2%
KBC Groep NV	2,300	288,854
Umicore	1,600	367,277
(Cost $623,119)		656,131
Canada 0.5%
Petro-Canada (Cost $91,584)	2,000	102,008
Denmark 1.1%
Dampskibsselskabet Torm AS (Cost $161,871)	5,000	216,474
France 1.6%
France Telecom SA (Cost $258,785)	10,500	317,797
Germany 15.6%
DaimlerChrysler AG (Registered)	3,000	267,666
Deutsche Post AG (Registered)	6,500	189,081
Deutsche Telekom AG (Registered)	23,000	427,523
E.ON AG	2,500	419,631
IVG Immobilien AG	10,000	357,927
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,000	345,621
Roth & Rau AG*	1,800	422,962
RWE AG	4,000	449,971
Siemens AG (Registered)	2,300	289,046
(Cost $2,849,680)		3,169,428
Greece 0.9%
Marfin Investment Group SA (Cost $182,678)	20,000	191,008
Italy 0.6%
Landi Renzo SpA* (Cost $169,294)	30,000	128,386
Japan 5.8%
Japan Tobacco, Inc.	70	390,548
JFE Holdings, Inc.	5,500	359,782
Nippon Oil Corp.	20,000	169,341
Sumitomo Corp.	15,000	262,753
(Cost $1,077,138)		1,182,424
Liechtenstein 0.7%
Liechtensteinische Landesbank AG (Cost $133,895)	1,500	140,441
Netherlands 8.4%
Arcelor Mittal	5,200	342,721
European Aeronautic Defence & Space Co.	10,000	297,625
Koninklijke Boskalis Westminster NV	8,300	360,065
Royal Dutch Shell PLC "A"	10,000	387,303
Smit Internationale NV	4,000	332,841
(Cost $1,544,148)		1,720,555
Norway 5.4%
Aker Kvaerner ASA	12,700	320,527
BW Gas ASA	23,500	303,701
Statoil ASA	6,000	172,990
Stepstone ASA*	85,000	300,669
(Cost $1,046,650)		1,097,887
South Africa 0.0%
Mondi Ltd. (Cost $4,400)	450	4,310
Spain 2.7%
Sociedad General de Aguas de Barcelona SA "A"	7,535	274,131
Tubos Reunidos SA	10,000	277,681
(Cost $512,620)		551,812
Sweden 8.5%
Atlas Copco AB "A"	19,300	320,677
Husqvarna AB "A"	8,000	101,084
Husqvarna AB "B"	10,000	127,640
Nordea Bank AB	21,000	320,309
OMX AB	16,000	552,071
Skandinaviska Enskilda Banken AB "A"	10,000	302,383
(Cost $1,625,430)		1,724,164
Switzerland 11.2%
ABB Ltd. (Registered)	10,000	246,492
Givaudan SA (Registered)	200	180,855
Nestlé SA (Registered)	1,000	436,803
OC Oerlikon Corp. AG (Registered)*	1,100	355,154
Swiss Re (Registered)	4,000	337,382
Xstrata PLC	6,000	350,389
Zurich Financial Services AG (Registered)	1,300	372,833
(Cost $2,220,950)		2,279,908
United Kingdom 23.9%
Admiral Group PLC	21,000	358,211
Anglo American PLC	5,095	293,260
Associated British Foods PLC	19,000	332,340
BAE Systems PLC	45,000	420,219
British American Tobacco PLC	9,800	325,347
British Land Co. PLC (REIT)	12,000	313,570
BT Group PLC	30,000	191,004
Centrica PLC	45,000	350,361
Chemring Group PLC	10,000	405,189
First Choice Holidays PLC	30,000	179,587
Imperial Chemical Industries PLC	29,000	371,126
Lloyds TSB Group PLC	12,000	132,081
Mondi PLC	31,125	307,190
Northern Rock PLC	15,000	223,320
Tesco PLC	40,000	344,419
Vodafone Group PLC	100,000	323,464
(Cost $4,673,440)		4,870,688
United States 1.8%
International Flavors & Fragrances, Inc. (Cost $386,646)	7,500	376,725
Total Common Stocks (Cost $18,081,142)		19,214,349

Preferred Stocks 1.5%
Germany
Eurokai KGaA (Cost $226,587)	3,000	294,112
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $18,307,729)+	95.8	19,508,461
Other Assets and Liabilities, Net	4.2	857,618
Net Assets	100.0	20,366,079
* Non-income producing security
+ The cost for federal income tax purposes was $18,315,338. At August 31, 2007, net unrealized appreciation for all securities based on tax cost was $1,193,123. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,514,906 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $321,783.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2007
Assets
Investments in securities, at value (cost $18,307,729)	$ 19,508,461
Cash	3,115,842
Foreign currency, at value (cost $566,932)	557,798
Receivable for Fund shares sold	24,173
Dividends receivable	18,022
Interest receivable	8,673
Foreign taxes recoverable	12,986
Due from Advisor	9,550
Other assets	22,917
Total assets	23,278,422
Liabilities
Foreign cash overdraft	2,083,955
Payable for investments purchased	728,392
Other accrued expenses and payables	99,996
Total liabilities	2,912,343
Net assets, at value	$ 20,366,079
Net Assets Consist of
Undistributed net investment income	83,529
Net unrealized appreciation (depreciation) on: Investments	1,200,732
Foreign currency	(3,620)
Accumulated net realized gain (loss)	154,168
Paid-in capital	18,931,270
Net assets, at value	$ 20,366,079

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($3,130,519 ÷ 255,180 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 12.27
Maximum offering price per share (100 ÷ 94.25 of $12.27)	$ 13.02

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,355,267 ÷ 273,918 shares of capital stock outstanding, $.01 par value, 60,000,000 shares authorized)
$ 12.25
Class S Net Asset Value, offering and redemption price(a) per share ($3,921,143 ÷ 319,580 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 12.27
Institutional Class Net Asset Value, offering and redemption price(a) per share ($9,959,150 ÷ 811,365 shares of capital stock outstanding, $.01 par value, 60,000,000 shares authorized)	$ 12.27
(a) Redemption price per share held less than 15 days equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $35,006)	$ 312,124
Interest	88,926
Total Income	401,050
Expenses: Management fee	87,384
Administration fee	50,000
Distribution service fees	29,478
Services to shareholders	6,618
Custody fee	39,005
Legal	18,731
Auditing	52,100
Directors' fees and expenses	1,563
Interest expense on foreign cash overdrafts	58,695
Reports to shareholders	64,234
Offering expenses	55,080
Registration fees	21,903
Other	14,943
Total expenses before expense reductions	499,734
Expense reductions	(269,222)
Total expenses after expense reductions	230,512
Net investment income (loss)	170,538
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	165,478
Foreign currency	(83,795)
81,683
Change in net unrealized appreciation (depreciation) on: Investments	1,065,133
Foreign currency	(4,678)
1,060,455
Net gain (loss)	1,142,138
Net increase (decrease) in net assets resulting from operations	$ 1,312,676

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2007	2006*
Operations: Net investment income (loss)	$ 170,538	$ 13,506
Net realized gain (loss)	81,683	(25,731)
Change in net unrealized appreciation (depreciation)	1,060,455	136,657
Net increase (decrease) in net assets resulting from operations	1,312,676	124,432
Distributions to shareholders from: Net investment income: Class A	(16,016)	—
Class C	(3,012)	—
Class S	(23,240)	—
Institutional Class	(19,427)	—
Fund share transactions: Proceeds from shares sold	14,430,162	5,136,711
Reinvestment of distributions	59,784	—
Cost of shares redeemed	(636,733)	—
Redemption fees	742	—
Net increase (decrease) in net assets from Fund share transactions	13,853,955	5,136,711
Increase (decrease) in net assets	15,104,936	5,261,143
Net assets at beginning of year	5,261,143	—
Net assets at end of period (including undistributed net investment income of $83,529 and $8,619, respectively)	$ 20,366,079	$ 5,261,143
* For the period from July 5, 2006 (commencement of operations) to August 31, 2006.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.19	.02
Net realized and unrealized gain (loss)	1.93	.23
Total from investment operations	2.12	.25
Less distributions from: Net investment income	(.10)	—
Redemption fees	.00***	—
Net asset value, end of period	$ 12.27	$ 10.25
Total Return (%)[c,d]	20.67	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	1
Ratio of expenses before expense reductions (%)	4.51	9.51*
Ratio of expenses after expense reductions (%)	2.05[e]	1.56*
Ratio of net investment income (loss) (%)	1.62	1.74*
Portfolio turnover rate (%)	127	7**
[a] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income incurred on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.51% for the year ended August 31, 2007.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.23	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.01
Net realized and unrealized gain (loss)	1.93	.22
Total from investment operations	2.03	.23
Less distributions from: Net investment income	(.01)	—
Redemption fees	.00***	—
Net asset value, end of period	$ 12.25	$ 10.23
Total Return (%)[c,d]	19.90	2.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	1
Ratio of expenses before expense reductions (%)	5.31	10.26*
Ratio of expenses after expense reductions (%)	2.85[e]	2.31*
Ratio of net investment income (loss) (%)	.82	.99*
Portfolio turnover rate (%)	127	7**
[a] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income incurred on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 2.31% for the year ended August 31, 2007.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.21	.03
Net realized and unrealized gain (loss)	1.94	.22
Total from investment operations	2.15	.25
Less distributions from: Net investment income	(.13)	—
Redemption fees	.00***	—
Net asset value, end of period	$ 12.27	$ 10.25
Total Return (%)[c]	21.07	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	1
Ratio of expenses before expense reductions (%)	4.33	9.44*
Ratio of expenses after expense reductions (%)	1.85[d]	1.31*
Ratio of net investment income (loss) (%)	1.82	1.99*
Portfolio turnover rate (%)	127	7**
[a] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income incurred on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.31% for the year ended August 31, 2007.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended August 31,	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.22	.03
Net realized and unrealized gain (loss)	1.93	.22
Total from investment operations	2.15	.25
Less distributions from: Net investment income	(.13)	—
Redemption fees	.00***	—
Net asset value, end of period	$ 12.27	$ 10.25
Total Return (%)[c]	21.23	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	1
Ratio of expenses before expense reductions (%)	4.26	9.12*
Ratio of expenses after expense reductions (%)	1.80[d]	1.26*
Ratio of net investment income (loss) (%)	1.87	2.04*
Portfolio turnover rate (%)	127	7**
[a] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income incurred on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.26% for the year ended August 31, 2007.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS International Value Opportunities Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 199,930
Undistributed net long-term capital gains	$ 45,376
Net unrealized appreciation (depreciation) on investments	$ 1,193,123
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2007	2006
Distributions from ordinary income	$ 61,695	$ —

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and were amortized over one year.

Redemption Fees. For the period from September 1, 2006 through March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2007, purchases and sales of investment securities aggregated $26,123,627 and $12,984,750, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, serves as subadvisor with respect to investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.80%
Next $500 million of such net assets	.78%
Next $1.0 billion of such net assets	.76%
Over $2.0 billion of such net assets	.74%

For the period from September 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.56%
Class C	2.31%
Class S	1.31%
Institutional Class	1.26%

Accordingly, for the year ended August 31, 2007, the Advisor waived all of its management fees, which resulted in an annual effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the year ended August 31, 2007, the Advisor reimbursed the Fund $75,920 of other expenses and voluntarily agreed to waive $55,080 of offering expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets or $50,000 minimum per year, whichever is greater, computed and accrued daily and payable monthly. For the year ended August 31, 2007, DIMA earned an Administration Fee of $50,000, all of which was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended August 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2007
Class A	$ 2,011	$ —	$ —
Class C	1,063	—	1,063
Class S	2,119	652	296
Institutional Class	186	186	—
	$ 5,379	$ 838	$ 1,359

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of the Class C shares of the Fund. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2007 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2007
Class C	$ 19,162	$ 2,038

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2007 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2007	Annual Effective Rate
Class A	$ 3,931	$ 991.17%
Class C	6,385	2,726.25%
	$ 10,316	$ 3,717

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2007 aggregated $5,265.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. There were no CDSC fees charged for the year ended August 31, 2007.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $42,936, of which $11,640 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At August 31, 2007, the Advisor and other affiliated funds hold approximately 30% and 41% of the outstanding shares of the Fund, respectively.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2007		Period Ended August 31, 2006*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	128,599	$ 1,480,435	134,491	$ 1,346,485
Class C	148,044	1,662,892	127,882	1,279,000
Class S	220,259	2,563,378	126,131	1,261,226
Institutional Class	698,511	8,723,457	125,000	1,250,000
		$ 14,430,162		$ 5,136,711
Shares issued to shareholders in reinvestment of distributions
Class A	1,348	$ 15,264	—	$ —
Class C	224	2,548	—	—
Class S	1,995	22,545	—	—
Institutional Class	1,719	19,427	—	—
		$ 59,784		$ —
Shares redeemed
Class A	(9,258)	$ (110,416)	—	$ —
Class C	(2,232)	(26,754)	—	—
Class S	(28,805)	(339,920)	—	—
Institutional Class	(13,865)	(159,643)	—	—
		$ (636,733)		$ —
Redemption fees		$ 742		$ —
Net increase (decrease)
Class A	120,689	$ 1,385,362	134,491	$ 1,346,485
Class C	146,036	1,638,705	127,882	1,279,000
Class S	193,449	2,246,647	126,131	1,261,226
Institutional Class	686,365	8,583,241	125,000	1,250,000
		$ 13,853,955		$ 5,136,711
* For the period from July 5, 2006 (commencement of operations) to August 31, 2006.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS International Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS International Value Opportunities Fund (the "Fund") at August 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 25, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $50,000 as capital gain dividends for its year ended August 31, 2007, of which 100% represents 15% rate gains.

For corporate shareholders, 12% of the income dividends paid during the Fund's fiscal year ended August 31, 2007, qualified for the dividends received deduction.

The Fund paid foreign taxes of $31,843 and earned $168,448 of foreign source income during the year ended August 31, 2007. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.09 per share as income earned from foreign sources for the year ended August 31, 2007.

For Federal Income Tax purposes, the Fund designates $344,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of August 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		77
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	77
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	77
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	77
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	77
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	77
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	77
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	77
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	77
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	77
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	77
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		75
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	83
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DNVAX	DNVCX	DNVSX	DNVIX
CUSIP Number	23337R 650	23337R 643	23337R 627	23337R 635
Fund Number	455	755	2355	591

ITEM 2.	CODE OF ETHICS

As of the end of the period, August 31, 2007, DWS International Value Opportunity Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS INTERNATIONAL VALUE OPPORTUNITY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$45,000	$0	$0	$0
2006	$39,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$98,500	$25,000	$0
2006	$115,500	$73,180	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$0	$25,000
2006	$0	$73,180	$15,000	$88,180

All other engagement fees were billed for services in connection with industry updates for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Value Opportunities Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS International Value Opportunities Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 29, 2007